UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2020 (February 13, 2020)

ENERGY FUELS INC.

(Exact Name of Registrant as Specified in Charter)

Ontario	001-36204	98-1067994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Union Blvd., Suite 600

Lakewood, Colorado

80228

(Address of Principal Executive Offices, and Zip Code)

(303)974-2140

Registrant's Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	UUUU	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01.  Entry into a Material Definitive Agreement.

On February 13, 2020, Energy Fuels Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative for several underwriters listed on Schedule A of the Underwriting Agreement (together with Cantor, the “Underwriters”). Pursuant to the Underwriting Agreement, the Underwriters agreed to buy on a bought deal basis 11,300,000 common shares (the “Common Shares”) at a price of US$1.47 per Common Share (the “Offering Price”) for gross proceeds of US$16,611,000 million (the “Offering”). The Company has granted the Underwriters an option to purchase, severally and not jointly, up to an aggregate of 1,695,000 additional Common Shares of the Company (the “Option Shares”) at the Offering Price. The option to purchase the Option Shares granted to the Underwriters may be exercised at any time and from time to time in whole or in part upon notice to the Company, which notice may be given at any time within 30 days from the date of the Underwriting Agreement. The Offering is expected to close on February 20, 2020, subject to obtaining customary TSX and NYSE American approvals and other customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, conditions to closing and indemnification provisions, as well as a form lock-up agreement that has been signed by the Company's directors and officers, filed herewith as Exhibit A to Exhibit 1.1.

The foregoing description of the Offering is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

The Offering is being made in the United States pursuant to a prospectus supplement to the Company's base shelf prospectus contained in the Company's shelf registration statement on Form S-3 (File No. 333-228158), as filed with the Securities and Exchange Commission (the "SEC") on November 5, 2018 and declared effective on December 26, 2018, and in Canada pursuant to a prospectus supplement to the Registrant's base shelf prospectus, dated December 26, 2018 filed with securities regulatory authorities in each of the provinces of Canada except Quebec.

Item 9.01.  Exhibits.

Exhibit	Description
1.1*	Underwriting Agreement, dated February 13, 2020, by and between Energy Fuels Inc. and Cantor Fitzgerald & Co., as representative for several underwriters listed on Schedule A
5.1*	Legal Opinion of Borden Ladner Gervais LLP with respect to the Offering
99.1*	Consent of Borden Ladner Gervais LLP (contained in exhibit 5.1)

*  The foregoing Exhibits are hereby incorporated by reference into the Registrant's Registration Statement on Form S-3 (File No. 333-228158), filed with the SEC on November 5, 2018 and declared effective on December 26, 2018, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: February 14, 2020	By: /s/ David C. Frydenlund David C. Frydenlund Chief Financial Officer, General Counsel and Corporate Secretary